UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 15, 2008

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On May 15, 2008, Central Vermont Public Service Corporation (the "Company") issued $60,000,000 aggregate principal amount of its First Mortgage 6.83% Bonds, Series UU due May 15, 2028 (the "Bonds").  The Bonds were issued pursuant to the Company's Indenture of Mortgage dated as of October 1, 1929, as amended and supplemented by supplemental indentures, including the Forty-Sixth Supplemental Indenture, dated as of May 1, 2008 (the "Supplemental Indenture"), from the Company to U.S. Bank National Association, as trustee ("Trustee")(the "Indenture").  The Indenture is a first mortgage lien on substantially all of the Company's utility properties.  The Company will record the Supplemental Indenture in the towns where it owns property to evidence the related security interest.  The Company's issuance of the Bonds was approved by the Vermont Public Service Board by order entered April 23, 2008 in Docket No. 7421.  The Company will use the proceeds of this offering to repay a $53,000,000 Term Note with KeyBank National Association and for other general corporate purposes.

The Bonds carry an interest rate of 6.83% per annum, which is payable semi-annually on May 15 and November 15, commencing November 15, 2008.  The Bonds are redeemable at the option of the Company in whole, or in part, at any time, in an amount not less than 5% of the aggregate principal amount of the Bonds then outstanding in the case of a partial redemption, upon the notice and in the manner provided in Article Twelve of the Indenture, at 100% of the principal amount of the Bonds to be redeemed and interest thereon to the redemption date plus a premium equal to the "Make-Whole Amount" (as defined the Supplemental Indenture.  The Indenture, the Bonds and the Supplemental Indenture contain customary events of default.  If an "Event of Default" (as defined in the Indenture) occurs and is continuing, the Trustee or the "holders of Bonds" (as defined in the Indenture) of not less than 25% in aggregate principal amount of the Bonds outstanding may declare the principal amount of all the Bonds to be due and payable immediately.  A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.7 and is incorporated herein by reference.  A copy of the 44th Supplemental Indenture, dated as June 15, 2004, which amended and restated the Indenture in its entirety, is on file with the SEC as Exhibit 4.4 (originally 4-63, Form 10-Q, June 30, 2004, File No. 1-8222) , and is incorporated herein by reference.

The Bonds were issued in a private placement in reliance on exemptions from registration under the Securities Act of 1933, as amended, pursuant to the terms of the Bond Purchase Agreement, dated May 15, 2008, among the Company and the 10 institutional investors listed on Schedule A thereto (the "Bond Purchase Agreement").  Other than in respect of the of the Bond Purchase Agreement, the Company does not have any material relationship with the institutional investors listed on Schedule A (except to the extent such institutional investors or their affiliates may hold other series of the Company's First Mortgage Bonds or common stock).  The Bond Purchase Agreement is attached hereto as Exhibit 4.8 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
4.7	Forty-Sixth Supplemental Indenture, dated as of May 1, 2008, from the Company to U.S. Bank National Association, as trustee.
4.8	Bond Purchase Agreement, dated as of May 15, 2008, among the Company and the purchasers listed on Schedule A thereto.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

May 15, 2008

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
4.7	Forty-Sixth Supplemental Indenture, dated as of May 1, 2008, from the Company to U.S. Bank National Association, as trustee.
4.8	Bond Purchase Agreement, dated as of May 15, 2008, among the Company and the purchasers listed on Schedule A thereto.